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                                                                     EXHIBIT 4.2

                        SPECIMEN COMMON STOCK CERTIFICATE

NUMBER                                                                    SHARES
_____c


                        NAVITAS INTERNATIONAL CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                              CUSIP

IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                       $.0001 EACH OF THE COMMON STOCK OF

                        NAVITAS INTERNATIONAL CORPORATION

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer
           Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of
                          its duly authorized officers

Dated:


-------------------------------------   ----------------------------------------
 Chief Executive Officer                 Secretary

                        NAVITAS INTERNATIONAL CORPORATION
                                    CORPORATE
                                    SEAL 2005
                                    DELAWARE


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common

     TEN ENT -- as tenants by the entireties

     JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _____________ Custodian ______________
                       (Cust)                   (Minor)
                    under Uniform Gifts to Minors Act

                    ____________________________________
                                    (State)

Additional Abbreviations may also be used though not in the above list.

                        NAVITAS INTERNATIONAL CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

     For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
           OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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                                                                          shares
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the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
---------------------------------    -------------------------------------------
                                     NOTICE: The signature to this assignment
                                             must correspond with the name as
                                             written upon the face of the
                                             certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever.


Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.